SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.  240.14a-11(c) or ss.  240.14a-12


                                 Osteotech, Inc.

                (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies

     --------------------------------------------------------------

2)   Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

     --------------------------------------------------------------

4)   Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------

5)   Total fee paid:

     --------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:  ______________________________

     2)   Form, Schedule or Registration Statement No.  _____________

     3)   Filing Party:  ________________________________________

     4)   Date Filed:  _________________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 8, 2000

To Our Stockholders:

     The 2000 annual meeting of stockholders of Osteotech, Inc. will be held at the Sheraton Eatontown Hotel and Conference Center, 6 Industrial Way East, Eatontown, New Jersey 07724 on Thursday, June 8, 2000 at 9:00 a.m. local time. At the meeting, stockholders will act on the following matters:

     1.   Election of seven directors, each for a term of one year (Proposal
          No.1);

     2. Approving the 2000 Stock Plan attached to the Proxy Statement as Exhibit A (Proposal No. 2);

     3. Ratification of the appointment of PricewaterhouseCoopers LLP as Osteotech's independent auditors for the year ending December 31, 2000 (Proposal No. 3); and

     4.   Any other matters that properly come before the meeting.

     Only stockholders of record at the close of business on April 24, 2000 are entitled to vote at the meeting or at any postponement or adjournment.

     We hope that as many stockholders as possible will personally attend the meeting. Whether or not you plan to attend the meeting, please complete the enclosed proxy card and sign, date and return it promptly so that your shares will be represented. Sending in your proxy will not prevent you from voting in person at the meeting.

                                           By Order of the Board of Directors,


                                           /s/ Michael J.  Jeffries
                                           -----------------------------------
                                           MICHAEL J. JEFFRIES
                                           Secretary

May 8, 2000

                                TABLE OF CONTENTS

                                                                            Page

ABOUT THE MEETING............................................................1
     What is the purpose of the annual meeting?..............................1
     Who is entitled to vote?................................................1
     Who can attend the meeting?.............................................1
     What constitutes a quorum?..............................................2
     How do I vote?..........................................................2
     Can I vote by telephone or electronically?..............................2
     Can I change my vote after I return my proxy card?......................2
     What are the Board's recommendations?...................................2
     What vote is required to approve each item?.............................3

STOCK OWNERSHIP..............................................................3
     Who are the largest owners of Osteotech's stock?........................3
     How much stock do Osteotech's directors and executive officers own?.....3
     Section 16(a) Beneficial Ownership Reporting Compliance.................5

PROPOSAL NO. 1-ELECTION OF DIRECTORS.........................................5
     Nominees standing for election to the Board.............................6
     Business experience of nominees to the Board............................6
     Board recommendation and stockholder vote required......................8
     How are directors compensated?..........................................8
     How often did the Board meet during 1999?...............................8

DIRECTORS' STOCK OPTIONS.....................................................8

BOARD COMMITTEE MEMBERSHIP...................................................9
     What committees has the Board established?..............................9

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS...................................10

SUMMARY COMPENSATION TABLE..................................................10

OPTION GRANTS IN LAST YEAR..................................................12

AGGREGATED OPTION EXERCISES IN LAST YEAR AND YEAR-END OPTION VALUES.........13

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.................14

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS..............14
     Overview...............................................................14
     Salary and bonus programs..............................................15
     Chief Executive Officer's Compensation.................................17
     Employment Agreements..................................................18

CHANGE IN CONTROL AGREEMENTS................................................19

STOCKHOLDER RETURN PERFORMANCE GRAPH........................................21

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............................21

PROPOSAL NO. 2-- APPROVAL OF THE 2000 STOCK PLAN............................22

PROPOSAL NO. 3-- RATIFICATION OF AUDITORS...................................26

ANNUAL REPORT TO STOCKHOLDERS...............................................26

STOCKHOLDERS' PROPOSALS.....................................................26

GENERAL.....................................................................26

OTHER MATTERS...............................................................27

                                 Osteotech, Inc.
                                  51 James Way
                               Eatontown, NJ 07724

                               -------------------
                                 PROXY STATEMENT
                               -------------------

     This proxy statement contains information related to the annual meeting of stockholders of Osteotech, Inc. to be held on Thursday, June 8, 2000, beginning at 9:00 a.m., at the Sheraton Eatontown Hotel and Conference Center, 6
Industrial Way East, Eatontown, NJ 07724, and at any postponements or adjournments thereof.


                                ABOUT THE MEETING

What is the purpose of the annual meeting?

     At Osteotech's annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including:

     o    the election of directors

     o    the approval of the 2000 Stock Plan (the "Stock Plan")

     o    the ratification of our independent auditors

In addition, management will report on our performance during 1999 and respond to questions from stockholders.

Who is entitled to vote?

     Only stockholders of record at the close of business on the record date, April 24, 2000, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Cameras, recording devices and other electronic devices will not be permitted at the meeting. Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting. Parking is available free of charge in the hotel parking lot.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of one-third of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 14,240,162 shares of Osteotech's common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered present at the meeting.

How do I vote?

     If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy card from the institution that holds their shares.

Can I vote by telephone or electronically?

     No. We have not instituted any mechanism for telephone or electronic voting. However, "street name" stockholders may be able to vote electronically through their brokers. If so, instructions regarding electronic voting will be provided by the broker as part of the package which includes this proxy statement.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with Osteotech's Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

     o    for election of the nominated slate of directors (see page 5)

     o    for approval of the Stock Plan (see page 22)

     o for ratification of the appointment of PricewaterhouseCoopers LLP as Osteotech's independent auditors (see page 26)

     Pursuant to the provisions of Rule 14a-4(c) promulgated under the Securites Exchange Act of 1934, with respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

     Election of directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy card marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     Other proposals. For each other proposal, the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the proposal will be required for approval. A properly executed proxy card marked "ABSTAIN" with respect to any such matter will not be voted on such matter, although it will be counted for purposes of determining whether there is a quorum and in determining the number of shares necessary for approval of such matter. Accordingly, an abstention will have the effect of a negative vote.

     Broker non-votes. If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.


                                 STOCK OWNERSHIP

Who are the largest owners of Osteotech's stock?

     Four investors own shares of common stock equal to 10.4%, 6.0%, 5.0% and 5.0%, respectively, of the outstanding shares of common stock. The following table shows the names of these investors.

How much stock do Osteotech's directors and executive officers own?

     The following table shows the amount of Osteotech common stock beneficially owned (unless otherwise indicated) by Osteotech's directors, Osteotech's executive officers named in the Summary Compensation Table below and Osteotech's executive officers and directors as a group. All information is as of February 29, 2000.



Name and address of beneficial                         Aggregate number of shares     Percent of shares
owner or identity of group(1)                             beneficially owned(2)          outstanding
---------------------------------------------------    --------------------------    --------------------
Massachusetts Financial Services Company                      1,483,494(3)                 10.4%
500 Boylston Street
Boston, MA 02116

First Union Corporation                                         851,630(4)                  6.0%
One First Union Center
Charlotte, NC 28288-0137

The Chase Manhattan Companies                                   716,263(5)                  5.0%
The Chase Manhattan Bank
270 Park Avenue
New York, NY 10017

John P. Curran                                                  704,775(6)                  5.0%
c/o Curran Partners, L.P.
237 Park Avenue
New York, NY 10017

Arthur A. Alfaro                                                      0                     *

Richard W.  Bauer                                               352,581(7)                  2.4%

Michael J. Jeffries                                             183,938(8)                  1.3%

James L. Russell, Ph.D.                                         200,493(9)                  1.4%

Richard Russo                                                    42,979(10)                 *

Roger C. Stikeleather                                            10,125(11)                 *

Donald D. Johnston                                              456,750(12)                 3.2%

Kenneth P. Fallon, III                                           47,500(13)                 *

John Phillip Kostuik, M.D.  FRCS (C)                             18,750(14)                 *

Stephen J. Sogin, Ph.D.                                          30,372(15)                 *

All executive officers and directors as a group (10           1,343,488(16)                 8.9%
persons) .........

----------

*    Represents less than 1% of Osteotech's outstanding common stock.

(1) Unless otherwise indicated below, the persons in the above table have sole voting and investment power with respect to all shares beneficially owned by them. The address of all executive officers and directors is c/o Osteotech, Inc., 51 James Way, Eatontown, New Jersey, 07724.

(2) The percentage of stock outstanding for each stockholder is calculated by dividing (i) the number of shares deemed to be beneficially held by such stockholder as of February 29, 2000 by (ii) the sum of (A) the number of shares of common stock outstanding as of February 29, 2000 plus (B) the number of shares issuable upon exercise of options or warrants held by such stockholder which were exercisable as of February 29, 2000 or which will become exercisable within 60 days after February 29, 2000.

(3) This information was obtained from a Schedule 13G filed with the Securities and Exchange Commission on February 11, 2000.

(4) This information was obtained from a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2000.

(5) This information was obtained from a Schedule 13G filed with the Securities and Exchange Commission on February 10, 2000.

(6) This information was obtained from a Schedule 13G filed with the Securities and Exchange Commission on February 17, 1999.

(7) Includes 329,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after February 29, 2000.

(8) Includes 108,582 shares underlying options which are currently exercisable or which will become exercisable within 60 days after February 29, 2000.

(9) Includes 200,493 shares underlying options which are currently exercisable or which will become exercisable within 60 days after February 29, 2000.

(10) Includes 41,676 shares underlying options which are currently exercisable or which will become exercisable within 60 days after February 29, 2000.

(11) Mr. Stikeleather resigned his position of Executive Vice President of Sales and Marketing effective November 4, 1999.

(12) Includes 63,750 shares underlying options which are currently exercisable or which will become exercisable within 60 days after February 29, 2000 and includes 15,000 shares of common stock beneficially owned by Mr. Johnston's wife of which he disclaims beneficial ownership.

(13) Includes 26,250 shares underlying options which are currently exercisable or which will become exercisable within 60 days after February 29, 2000.

(14) Includes 18,750 shares underlying options which are currently exercisable or which will become exercisable within 60 days after February 29, 2000.

(15) Includes 30,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after February 29, 2000.

(16) Includes options to purchase an aggregate of 818,501 shares of common stock which are currently exercisable or which will become exercisable within 60 days after February 29, 2000.


Section 16(a) Beneficial Ownership Reporting Compliance

     Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our directors and executive officers complied during 1999 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended.

PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     Under Osteotech's By-laws, all directors elected by stockholders are elected for a one-year term. Each of the nominees has consented to serve a one-year term. If any of them should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. Pursuant to the Board's authority under the By-laws, it has set the number of directors at seven. Accordingly, the Board has nominated seven persons to fill such positions.

Nominees standing for election to the Board


                                                                        Current Position
Name                                      Age                             With Company
------------------------------------    ---------     -----------------------------------------------------

Donald D. Johnston                         75         Chairman of the Board

Richard W. Bauer                           55         Chief Executive Officer and Director

Arthur A. Alfaro                           49         President, Chief Operating Officer and Director

Michael J. Jeffries                        57         Executive Vice President,
                                                      Chief Financial Officer, Secretary
                                                      and Director

Kenneth P. Fallon, III                     61         Director

John Phillip Kostuik, M.D., FRCS(C)        62         Director

Stephen J. Sogin, Ph.D.                    58         Director


Business experience of nominees to the Board

     Donald D. Johnston, 75, has been a director of Osteotech since September, 1991. Mr. Johnston became Chairman of the Board in June, 1992. Over the course of 25 years Mr. Johnston held various positions of increasing responsibility with Johnson & Johnson, Inc. At the time of his retirement in May, 1986 he was a member of the executive committee and the board of directors of Johnson & Johnson, Inc. From 1992 to 1998, Mr. Johnston was a founding director and a member of the audit, compensation and executive committees of Human Genome Sciences, Inc. He is currently a member of the Board of Directors and Chairman of the Audit Committee of one private company. Mr. Johnston has a B.A. in economics from the University of Cincinnati.

     Richard W. Bauer, 55, has served as our Chief Executive Officer and a member of the Board since he joined our company in February, 1994. Mr. Bauer also served as our President from February, 1994 until September, 1999. Prior to joining Osteotech, from 1992 to 1993, Mr. Bauer was President of the Prosthetic Implant Division of Zimmer, Inc., a subsidiary of Bristol-Myers Squibb Company. From 1991 through 1992, Mr. Bauer served as Senior Vice President and General Manager of Zimmer's Fracture Management Division, and as Vice President of Marketing of its Orthopaedic Implant Division from 1989 to 1991. Mr. Bauer previously served in positions of significant responsibility with Professional Medical Products, Inc., Support Systems International, Inc. and the Patient Care Division of Johnson & Johnson, Inc. Mr. Bauer currently serves as a member of the Board of Directors of the New Jersey Chapter of the Arthritis Foundation. Mr. Bauer has B.S. and M.B.A. degrees from Fairleigh Dickinson University.

     Arthur A. Alfaro, 49, joined Osteotech in September, 1999 as President, Chief Operating Officer and a member of the Board of Directors. From October, 1998 until September, 1999 Mr. Alfaro was a Division President at Medtronic Sofamor Danek, and from October, 1995 until August, 1998 he was Vice President and General Manager at Sulzer Carbomedics. From January, 1991 until

September, 1995 he also held positions at Boston Scientific Corporation including Vice President, Corporate Sales and Marketing and Vice President and General Manager, InSurg Division. Prior to Boston Scientific he was with Johnson and Johnson for over 10 years in sales, marketing and international market development positions. Mr. Alfaro has a B.A. from University of Maryland and a M.B.A. from Fairleigh Dickinson University.

     Michael J. Jeffries, 57, Executive Vice President, Chief Financial Officer, Secretary and member of the Board of Directors, has been with Osteotech for more than ten years. He joined Osteotech in January, 1990, originally as Senior Vice President and Chief Financial Officer, became Secretary in May, 1991 and a director in July, 1991, and was appointed Executive Vice President in October, 1992. Mr. Jeffries also served as our Chief Operating Officer from January, 1994 until September, 1999. Prior to joining Osteotech, Mr. Jeffries had more than 25 years of business experience in various positions of increasing responsibility in a number of publicly and privately held companies, for some of which he was also a member of the board of the directors. Mr. Jeffries is a member of the Board of Governors of the American Association of Tissue Banks and serves as Treasurer of the Association and Chair of the Association's Finance Committee. Mr. Jeffries has a B.B.A. degree from the City College of New York and a M.B.A. degree in finance from Fordham University.

     Kenneth P. Fallon, III, 61, was elected to serve on the Board in June, 1995 and is Chief Executive Officer and a Director of Axya Medical Inc., a Massachusetts based, privately held medical device firm. In 1997, Mr. Fallon was President of the surgical business at Haemonetics Corporation. In 1994 and 1995, Mr. Fallon served as Chief Executive Officer and Chairman of the Board of UltraCision Incorporated, a manufacturer of advanced technology medical devices. UltraCision was sold to Ethicon EndoSurgery, a unit of Johnson & Johnson, Inc., in November, 1995. From 1992 through 1994, Mr. Fallon served as President and Chief Executive Officer of American Surgical Technologies Corporation. Mr. Fallon was President, U.S. Operations of Zimmer, Inc., a subsidiary of Bristol-Myers Squibb Company from 1991 to 1992. From 1985 through 1991 he served as President of Zimmer's Orthopaedic Implant Division, and from 1983 to 1985 as its Vice President of Marketing. Mr. Fallon previously served in positions of significant responsibility with the Codman and Orthopedic Divisions of Johnson & Johnson, Inc. Mr. Fallon has a B.B.A. degree in marketing from the University of Massachusetts and a M.B.A. degree from Northeastern University.

     John Phillip Kostuik, M.D., FRCS(C), 62, was elected to serve on the Board in June, 1997. Dr. Kostuik is currently and has since 1991 been a Professor and Chairman of the Department of Orthopaedic Surgery, Johns Hopkins University, School of Medicine, Chief Spine Division. He is the past president of the Scoliosis Research Society and the North American Spine Society and he currently serves on the executive committee of the North American Spine Society. He has a B.A. degree from Queens University in Kingston, Ontario, graduating in 1957, and a M.D. degree from Queens University, graduating in 1961.

     Stephen J. Sogin, Ph.D., 58, has served as a director of Osteotech since October, 1988. From December, 1984 until January 1, 1995, he was a founding general partner of Montgomery Medical Ventures. Dr. Sogin currently serves as a venture capital consultant and serves on the board of directors of Finet Holdings Corp. and three private corporations. He has a B.S., M.S. and Ph.D. in microbiology from the University of Illinois. On July 1, 1997, Dr. Sogin consented to a cease and desist order issued by the Securities and Exchange Commission involving his late filing of Forms 3, 4 and 5, which he was required to file in his capacity as a general partner of Montgomery Medical

Ventures II. None of the Commission's findings involve charges that Dr. Sogin received improper gains or personal benefits as a result of these violations. Dr. Sogin has advised Osteotech that the trades in question were conducted by the partnership (Montgomery Medical Ventures II) and none of these trades were executed by him personally.

Board recommendation and stockholder vote required

     The Board of Directors recommends a vote FOR the election of each of the nominees named above. (Proposal No. 1 on the proxy card). The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors.

How are directors compensated?

     Members of the Board who are not executive officers of Osteotech receive $15,000 per annum in consideration of their serving on the Board. The Chairman of the Board receives an additional $10,000 per annum. Each Board member receives $1,000 for each Board meeting attended in excess of four per year and reimbursement for travel and related expenses incurred in connection with his attendance at meetings. Members of the Board do not receive separate compensation for acting as members of committees of the Board, other than reimbursement for travel and related expenses incurred in connection with their attendance at committee meetings. Directors who also serve as executive officers receive cash compensation solely for acting in such capacity as an executive officer. See "Summary Compensation Table."

How often did the Board meet during 1999?

     The Board of Directors met four times during 1999. Each director attended at least 75% of the total number of meetings of the Board and committees on which he served.


                            DIRECTORS' STOCK OPTIONS

     During the year ended December 31, 1999, we granted options to purchase common stock under Osteotech's 1991 Independent Directors' Stock Option Plan, exercisable at a price equal to the fair market value of Osteotech's common stock on the date of grant, as follows:

                                              Number of
Name                                         Options(1)    Exercise Price
-------------------------------------        ----------    ---------------

Kenneth P.  Fallon, III..............           11,250          $37.875
Donald D.  Johnston..................           11,250           37.875
John Phillip Kostuik, M.D., FRCS(C)..           11,250           37.875
Stephen J.  Sogin, Ph.D..............           11,250           37.875

----------

(1) All of the options listed here were granted on June 3, 1999, vest on the first anniversary of the date of grant and expire ten (10) years from the date of grant.

                           BOARD COMMITTEE MEMBERSHIP

What committees has the Board established?

     The Board of Directors has standing Executive, Compensation and Audit Committees. The membership of these committees is set forth in the following table.

                                         Executive    Compensation      Audit
Name                                     Committee     Committee      Committee
--------------------------------------   ---------    ------------    ---------

Arthur A. Alfaro......................
Richard W. Bauer......................       *
Kenneth P.  Fallon, III...............                     *
Michael J. Jeffries...................
Donald D. Johnston....................       *             **             **
John Phillip Kostuik, M.D., FRCS(C)...                                    *
Stephen J.  Sogin, Ph.D...............       *             *              *


----------

*    Member

**   Chair. There is no Chair of the Executive Committee

     Executive Committee. The Executive Committee possesses all of the powers of the Board except the power to issue stock, approve mergers with nonaffiliated corporations or declare dividends (except at a rate or in a periodic amount or within a price range established by the Board), and certain other powers specifically reserved by Delaware law to the Board. In 1999, the Executive Committee held two meetings.

     Compensation Committee. The Compensation Committee is charged with reviewing Osteotech's general compensation strategy; establishing salaries and bonuses for officers and reviewing benefit programs (including pensions) for all levels of officers and certain non-officer employees and administering Osteotech's incentive compensation and stock option plans and certain other compensation plans; and approving employment contracts for officers. In 1999, the Compensation Committee met five times.

     Audit Committee. Our common stock is traded on the Nasdaq Stock Market(SM) Nasdaq has recently adopted new requirements for audit committees of companies whose shares are traded on Nasdaq. Our Audit Committee is presently in compliance with these new requirements. The Audit Committee is composed of three directors, all of whom are independent. Each of the members is able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. At least one member of the Audit Committee has past employment experience in finance or accounting or satisfies the other criteria established by Nasdaq for at least one member of the Audit Committee. The Audit Committee met two times during 1999. The Audit Committee has also adopted a Charter as required by the new Nasdaq requirements. The charter describes the primary functions of the Audit Committee as: recommend the appointment of independent auditors; review the arrangements for and scope of the audit by the independent auditors; review the independence of the independent auditors; consider the adequacy of the system of internal accounting controls, and review any proposed corrective actions; and review and discuss with management and the independent accountants Osteotech's draft quarterly and annual financial statements and key accounting and/or reporting matters.


                    BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

     The following is a description of the background of the executive officers of Osteotech who are not directors:

     James L. Russell, Ph.D., 49, joined Osteotech in December, 1995 as Executive Vice President and Chief Scientific Officer. He previously held research and development positions of increasing responsibility for 16 years with Proctor & Gamble Company ("P&G"). Dr. Russell oversaw the development of several products, in a variety of therapeutic areas, including bone-related therapeutic agents for the treatment of Paget's disease, hypocalcemia of malignancy and osteoporosis. In his prior position at P&G, he served as the Pharmaceutical Division's Director of Product Development. Dr. Russell holds a B.S. in Biology from Boston State College and a Ph.D. in Cellular Immunology from Purdue University.

     Richard Russo, 51, joined Osteotech in September, 1991, and was elected Executive Vice President, Strategic Planning and Business Development on April 1, 1998. Mr. Russo had been promoted to Senior Vice President, Strategic Planning and Business Development in October 1995, and prior thereto had held a number of progressively more responsible positions with Osteotech in the areas of marketing, business development, clinical research and regulatory affairs. Prior to joining Osteotech, Mr. Russo worked for several leading healthcare companies, having positions of responsibility in marketing, sales, business development, regulatory affairs and clinical research management. Mr. Russo earned a B.A. in philosophy from Boston College and a M.B.A. in marketing from Columbia University.

                           SUMMARY COMPENSATION TABLE

     The following table provides a summary of compensation for each of the three years ended December 31, 1999, 1998 and 1997 with respect to the person serving as Osteotech's Chief Executive Officer during the year ended December 31, 1999, each of Osteotech's four other most highly compensated executive officers during the year ended December 31, 1999 who were serving in that capacity as of December 31, 1999 and whose annual salary and bonus during the year ended December 31, 1999 exceeded $100,000 and one executive officer who was not employed by Osteotech on December 31, 1999 but who would have been included had he been employed on such date (collectively the "Named Officers")


                                                                                                       Long-Term
                                                          Annual Compensation                     Compensation Awards
                                                 -----------------------------------  ----------------------------------------------
                                                                                         Other
                                                                                         Annual       Securities         All Other
                                                                                      Compensation    Underlying       Compensation
  Name and Principal Position                    Year    Salary ($)       Bonus ($)     ($) (1)       Options (#)         ($) (2)
------------------------------------------------ ----    ------------    -----------  ------------    -------------   -------------
Richard W. Bauer                                 1999       $322,500     $ 95,043         $0              15,000          $2,500
Chief Executive Officer                          1998        296,250      164,917          0              37,500           2,500
                                                 1997        280,000      153,195          0             265,250           2,375

Arthur A. Alfaro
President and Chief Operating Officer (3)        1999       $ 83,383(4)   $70,000(4)      $0             200,000(4)       $    0

Michael J. Jeffries                              1999       $225,000      $42,780         $0              10,000          $2,500
Executive Vice President and                     1998        207,000       91,704          0              30,000           2,500
Chief Financial Officer                          1997        194,000       84,118          0             130,988           2,375

James L. Russell, Ph.D.                          1999       $196,256      $37,015         $0              10,000          $2,500
Executive Vice President and                     1998        185,502       59,220          0              22,500           2,500
Chief Scientific Officer                         1997        174,756       61,411          0              65,493               0

Richard Russo                                    1999       $184,256      $35,341         $0              10,000          $2,500
Executive Vice President,                        1998        162,000       52,605          0              26,250           2,500
Strategic Planning and Business Development(5)   1997        144,250       39,691          0              72,044           2,375

Roger C. Stikeleather                            1999       $188,006      $     0         $0                   0          $2,500
Executive Vice President,                        1998        179,010       57,330          0              22,500           2,500
Sales and Marketing(6)                           1997        166,905       58,651          0              75,318           2,375


----------
(1) Excludes perquisites and other personal benefits that in the aggregate do not exceed 10% of the Named Officer's total annual salary and bonus.

(2)  Consists of annual Company contributions to a 401(k) plan.

(3) Mr. Alfaro joined the Company as President and Chief Operating Officer on September 13, 1999.

(4) Pursuant to his employment agreement, Mr. Alfaro is entitled to receive an annual salary of $275,000 (which may be adjusted from time to time), of which $83,383 was paid in 1999, a signing bonus of $20,000, a performance bonus of $50,000 and an option to purchase 200,000 shares of Common Stock at an exercise price of $12.625.

(5) In April 1998, Mr. Russo was promoted to the position of Executive Vice President of Strategic Planning and Business Development.

(6) Mr. Stikeleather resigned his position as Executive Vice President of Sales and Marketing effective November 4, 1999. At the time of his resignation, options for the purchase of 22,500 shares of Common Stock were terminated and options for the purchase of 15,750 shares of Common Stock which were not due to vest until December, 1999 were declared exercisable. On January 24, 2000, Mr. Stikeleather exercised 4,500 and 5,625 shares at $4.42 and $3.83, respectively. The remaining 5,625 shares under option were not exercised by Mr. Stikeleather and were terminated on February 4, 2000.

                           OPTION GRANTS IN LAST YEAR

     The following table contains information concerning the grant of stock options under our 1991 Stock Option Plan (the "Stock Option Plan") to the Named Officers during 1999.


                                                                                                Potential Realizable Value At
                                                                                                Assumed Annual Rates Of Stock
                                                                                                Price Appreciation For Option
                                                Individual Grants                                          Term (1)
                          --------------------------------------------------------------    ---------------------------------------
                            Number of        % of Total         Exercise
                            Securities         Options             or
                            Underlying         Granted            Base
                             Options         to Employees        Price
                            Granted (#)          in            ($/Share)      Expiration
                               (2)           Fiscal Year          (1)          Date (1)      0%($)        5%($)            10%($)
                          --------------    --------------     ----------    -----------    ------    -------------    ------------
Richard W. Bauer                 15,000             3.71%         $15.88       12/09/09        $0         $149,756        $379,510
Arthur A. Alfaro                200,000            49.44%          12.63       10/01/09         0        1,587,959       4,024,200
Michael J. Jeffries              10,000             2.47%          15.88       12/09/09         0           99,837         253,007
James L. Russell, Ph. D.         10,000             2.47%          15.88       12/09/09         0           99,837         253,007
Richard Russo                    10,000             2.47%          15.88       12/09/09         0           99,837         253,007
-----------------------------------------------------------------------------------------------------------------------------------
All Stockholders (3)                N/A               N/A            N/A            N/A        $0     $119,393,403    $302,566,325
All Optionees (4)               404,500           100.00%         $18.17        Various         0        4,662,258      11,713,708
Optionees Gain as a % of all
Stockholders Gain                   N/A               N/A            N/A            N/A       N/A             3.9%             3.9%
===================================================================================================================================


(1) The dollar amounts under these columns are the result of calculations at 0%, and the 5% and 10% rates set by the Securities and Exchange Commission, and therefore are not intended to forecast possible future appreciation, if any, of Ostoetech's stock price. Any valuation model utilized to calculate future stock appreciation and valuation requires a prediction of Ostoetech's stock price, and thus could place Osteotech in the position of predicting a future stock price that would most likely be incorrect. Therefore, Osteotech did not use an alternative valuation method, as it is unaware of any method which will determine with reasonable accuracy a present value based on future unknown factors.

(2) All options were granted at an exercise price equal to the fair market value of the common stock as determined by the last sale price as reported on The Nasdaq Stock Market (SM) on the date of grant. Options generally become exercisable in increments of 25% per year commencing one year from the date of grant and expire on the tenth anniversary of the date of grant.

(3) The "Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term" is the incremental gain to all stockholders as a group which would result from the application of the same assumptions applied to the Named Officers' options to all shares outstanding at December 31, 1999.

(4) Information based on all stock option grants made to employees in 1999. Exercise price shown is an average of all grants. Options expire on various dates in 2009.

                    AGGREGATED OPTION EXERCISES IN LAST YEAR
                           AND YEAR-END OPTION VALUES

     The following table sets forth the information with respect to the Named Officers concerning the exercise of options during 1999 and unexercised options held as of December 31, 1999.


                                                                        Number of Securities               Value of Unexercised
                                                                       Underlying Unexercised              In-the-Money Options
                                                                      Options at Year-End (#)               at Year-End ($) (1)
                                                                   -------------------------------    ------------------------------
                              Shares
                            Acquired on            Value
         Name              Exercise (#)      Realized ($) (2)      Exercisable      Unexercisable     Exercisable      Unexercisable
-----------------------    --------------    ------------------    ------------     --------------    -------------    -------------
Richard W. Bauer             222,825 (3)       $7,328,500            329,000            90,000        $1,701,285         $341,006
Arthur A. Alfaro                   0                    0                  0           200,000                 0          150,000
Michael J. Jeffries          130,000 (4)        4,229,212            108,582            39,062           546,371           62,615
James L. Russell, Ph.D.            0                    0            200,493            32,500         1,464,675           53,674
Richard Russo                 83,806 (5)        2,558,575             41,676            34,187           224,051           42,939
Roger C. Stikeleather         91,068 (6)        2,547,456             15,750                 0            93,985                0


----------
(1) The amount represents the difference between the exercise price and a market value of $13.375 as determined by the last sale price as quoted on the Nasdaq Stock Market(SM) on December 31, 1999.

(2) Calculated by determining the difference between the fair market value of the shares of common stock underlying the options (based upon the last sale price as quoted on The Nasdaq Stock Market (SM)) and the exercise price of the options on the date of exercise.

(3) Consists of the following individual stock option exercises: (i) 26,075 shares acquired on January 27,1999, with a value realized of $890,225; (ii) 6,000 shares acquired on February 1, 1999, with a value realized of $200,000; (iii) 12,000 shares acquired on February 3, 1999, with a value realized of $400,000; (iv) 62,500 shares acquired on February 23, 1999 with a value realized of $2,083,350; (v) 37,500 shares acquired on May 12, 1999, with a value realized of $1,324,810; (vi) 7,750 shares acquired on May 13, 1999, with a value realized of $253,660; (vii) 8,000 shares acquired on May 14, 1999, with a value realized of $243,164; (viii) 2,000 shares acquired on May 20, 1999, with a value realized of $60,791; (ix) 4,000 shares acquired on May 21, 1999, with a value realized of $121,394; (x) 6,000 shares acquired on June 2, 1999, with a value realized of $182,373; and
     (xi) 51,000 shares acquired on June 3, 1999, with a value realized of $1,568,733.

(4) Consists of the following individual stock option exercises: (i) 30,000 shares acquired on February 3, 1999, with a value realized of $993,750;
     (ii) 30,500 shares acquired on May 12, 1999, with a value realized of $1,100,167; (iii) 13,500 shares acquired on May 13, 1999, with a value realized of $460,864; (iv) 4,000 shares acquired on May 14, 1999, with a value realized of $130,582; (v) 1,000 shares acquired on May 20, 1999, with a value realized of $32,645; (vi) 2,500 shares acquired on May 21, 1999, with a value realized of $81,489; (vii) 3,000 shares acquired on June 2, 1999, with a value realized of $97,937; (viii) 23,000 shares acquired on June 3, 1999, with a value realized of $679,278; (ix) 17,500 shares acquired on June 4, 1999, with a value realized of $509,375; and (x) 5,000 shares acquired on June 7, 1999, with a value realized of $143,125.

(5) Consists of the following individual stock option exercises: (i) 54,989 shares acquired on February 8, 1999, with a value realized of $1,733,775; and (ii) 28,817 shares acquired on June 16, 1999, with a value realized of $824,800.

(6) Consists of the following individual stock option exercises: (i) 41,376 shares acquired on January 27,1999, with a value realized of $1,131,706;
     (ii) 4,500 shares acquired on January 28, 1999, with a value realized of $134,873; (iii) 22,700 shares acquired on May 17, 1999, with a value realized of $646,738; (iv) 12,700 shares acquired on May 18, 1999 with a value realized of $358,400; (v) 5,000 shares acquired on May 19, 1999, with a value realized of $141,250; and (vi) 4,792 shares acquired on May 20, 1999, with a value realized of $134,489.

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

     Only Messrs. Johnston and Fallon and Dr. Sogin served on the Compensation Committee during the year ended December 31, 1999. None of these directors has ever been an employee of Osteotech or any of its subsidiaries. During the year ended December 31, 1999, no executive officer of Osteotech served on the Compensation Committee or Board of Directors of any other entity which had any executive officer who also served on the Compensation Committee or Board of Directors of Osteotech.


                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors (the "Committee") consists entirely of non-employee directors and determines all compensation paid or awarded to Osteotech's executive officers. The Committee believes Osteotech must retain, adequately compensate and financially motivate talented and ambitious managers capable of leading Osteotech's planned expansion in highly competitive fields, in which many of Osteotech's competitors have greater total resources. The Committee's goal is to use Osteotech's resources wisely by attracting and retaining the most effective and efficient management organization possible. In determining the compensation of the executive officers in 1999, the Committee utilized the standards set forth in the Salary Administration Program and the Executive Performance Bonus Program, which were adopted by the Committee in consultation with an independent management compensation consulting firm and are summarized below.

Overview

     Executive officers' compensation consists principally of three components:

     o    base salary

     o    cash bonus

     o    stock options

     The Committee believes that the best interests of its stockholders will be served if the executive officers are focused on the long-term objectives of Osteotech, as well as the current year's goals. The Committee views salary and cash bonuses as better suited to reward and provide incentive for the achievement of current goals.

     The Committee views stock options as an important long-term incentive vehicle for its executive officers. Options provide executives with the opportunity to share in the appreciation of the value of its common stock which the Committee believes would be due largely to the efforts of such executives. All options granted under the Stock Option Plan have an exercise price at least equal to the fair market value of the common stock at the time of grant, and therefore any value which ultimately accrues to executive officers is based entirely on our stock performance and thus directly reflects stock price increases shared by our stockholders. Options will have no value if the stock price is below the exercise price. At the Committee's determination, options generally vest at the rate of 25% each year over a four (4) year period commencing on the first anniversary of the grant date and are exercisable for a period of ten (10) years from the grant date.

     The 1994 Employee Stock Purchase Plan was adopted in January, 1994 by the Board, approved by the stockholders in June, 1994 and went into effect in August, 1994. The Committee believes that all Osteotech employees should have the opportunity to acquire or increase their holdings of Osteotech common stock. All eligible employees, including executive officers, who participate in the
1994 Stock Purchase Plan have deductions made by Osteotech from their compensation to purchase Osteotech's common stock quarterly at a purchase price equal to 85% of the reported last sale price of Osteotech's common stock on the last day of each quarter.

     It should also be noted that:

     o exceptions to the general principles stated herein are made when the Committee deems them appropriate to the stockholders' interest;

     o the Committee regularly considers other forms of compensation and modifications of its present policies, and will make changes as it deems appropriate; and

     o the competitive opportunities to which Osteotech's executives are exposed frequently come from private companies or divisions of large companies, for which published compensation data is often unavailable, with the result that the Committee's information about such opportunities is often anecdotal.

     Certain provisions of the Internal Revenue Code impose conditions to be met in order for a publicly held corporation to deduct compensation paid in excess of $1 million per year per employee as compensation expense for Federal income tax purposes. The value of Osteotech's common stock will make it more likely that the total compensation of executive officers may exceed this limit, since the spread between the exercise price of options and the fair market value of the common stock on the date of exercise of options must be included in the compensation of an employee in determining whether the limit is exceeded. As noted in last year's proxy statement, the Committee looked at ways to amend the Stock Option Plan to ensure that the compensation recognized by an executive officer upon the exercise of an option is performance-based for purposes of the Internal Revenue Code Section 162(m). As a result of the Committee's review in this regard, the Board submitted to stockholders, at our 1999 Annual Meeting, a proposal, which was approved by the stockholders, to amend our current Stock Option Plan. The amendment imposed an annual limit on the aggregate number of shares issuable under options that may be granted to any individual covered by the stock option plan. The Committee believes that compensation recognized by executive officers upon exercise of options granted under the Stock Option Plan in the future will qualify as performance-based compensation and will be deductible by Osteotech for Federal income tax purposes even though it may exceed $1 million.

Salary and bonus programs

     The salaries and bonuses paid to the executive officers were determined in accordance with Osteotech's Salary Administration Program and the Executive Performance Bonus Program adopted by the Committee. These programs were developed in consultation with an independent management compensation consulting firm.

     The range of salary levels were established based upon the competitive factors in the marketplace and the level of the executive officer's position within Osteotech's management structure. The actual salary paid within such range is based, initially, on qualifications, and on an ongoing basis, upon a combination of qualifications and the executive officer's individual performance. Increases in salaries are based upon a performance appraisal which is conducted annually by the Committee. Based upon a survey conducted by the independent management compensation consultant retained by the Committee at the time this program was instituted in 1995 and subsequently updated in 1998, the Committee believes that the salaries paid to its executive officers are generally within the mid-range of salaries paid to executives in similar positions at comparable companies with which Osteotech competes for executive talent.

     The primary objective of the Executive Performance Bonus Program is to provide incentives to the executive officers and other key members of management to achieve financial and business objectives. The program is designed to

     o    emphasize and improve Osteotech's performance

     o    focus management's attention on key priorities and goals

     o    reward significant contributions to Osteotech's success

     o    attract and retain results-oriented executives and managers

     Prior to 1997, the bonus payouts for executive officers were based upon a combination of individual and company performance. For 1997 and the years thereafter, the Compensation Committee has decided to look solely at Osteotech's performance when determining bonus amounts for executive officers. In a year of satisfactory accomplishment of company goals the range of bonuses for executive officers is generally 20% to 30% of base salary. Bonus payouts can exceed these ranges when Osteotech exceeds its profit before taxes goal, and conversely, significant under-performance of Osteotech's goals could result in the reduction or suspension of bonuses at the executive level.

     Executive officers who are eligible for a bonus are also eligible to receive stock options. An annual targeted number of options has been established by the Committee based upon the salary grade of each executive officer. This number is reviewed by the Committee periodically. The number of options actually granted is based upon the individual performance of the executive officer and the Committee's assessment of the executive officer's ability to contribute to the enhancement of stockholder value in the future.

Chief Executive Officer's Compensation

     The base salary and bonus of the Chief Executive Officer are determined by the Committee in accordance with the Salary Administration Program and Executive Performance Bonus Program discussed above. In a year of satisfactory accomplishment of company goals the range of bonus for the Chief Executive Officer is generally 30% to 40% of base salary. The bonus payout for the Chief Executive Officer can exceed these ranges when Osteotech exceeds its profit before taxes goal and, conversely significant under-performance of Osteotech's goals could result in the reduction or suspension of bonuses for the Chief Executive Officer. The differences between the compensation level of the Chief Executive Officer and that of the other executive officers are due to the Committee's acknowledgment of the importance of the Chief Executive Officer to the success of Osteotech's business. Mr. Bauer is also eligible to receive stock options under the Stock Option Plan.

     Effective April 1, 1999 and 2000, Mr. Bauer's base annual salary was set at $330,000 and $345,000, respectively. The Committee believes that Mr. Bauer's compensation is in line with compensation paid to chief executive officers of comparable companies.

     The determination of Mr. Bauer's 1999 compensation and planned 2000 compensation were based on the Committee's favorable assessment of his ability to build the long-term value of Osteotech and to manage its future expansion. This determination was made, in part, by the Committee's review of the success of Osteotech since Mr. Bauer has been Chief Executive Officer.

                                               COMPENSATION COMMITTEE


                                               Donald D. Johnston, Chairman
                                               Kenneth P. Fallon, III
                                               Stephen J. Sogin, Ph.D.

Employment Agreements

     Osteotech has entered into employment agreements with its executive officers. The terms of such employment agreements are summarized below.



                            Date of                                                       Other
Name and Position          Agreement            Term                Salary             Compensation               Salary
---------------------    --------------   -----------------     ----------------    -------------------    ---------------------
Richard W. Bauer         12/4/98          Two year              Effective           Bonus and stock        If terminated
Chief Executive                           initial term          April 1, 2000,      option grants as       without cause,
Officer                                   subject to            the                 determined by          entitled to twelve
                                          automatic             Compensation        Compensation           months of base
                                          renewal, unless       Committee           Committee based        salary and an
                                          terminated at         increased base      on Osteotech's         additional twelve
                                          least three           salary to           performance.           months of salary,
                                          months prior to       $345,000.                                  unless he finds
                                          such two year                                                    comparable
                                          term ending.                                                     employment.

Arthur A. Alfaro         9/13/99          Two year              Effective           Bonus and stock        If terminated
President and Chief                       initial term          April 1, 2000,      option grants as       without cause,
Operating Officer                         subject to            the                 determined by          entitled to twelve
                                          automatic             Compensation        Compensation           months of base
                                          renewal, unless       Committee           Committee based        salary and an
                                          terminated at         increased base      on Osteotech's         additional twelve
                                          least three           salary to           performance.           months of salary,
                                          months prior to       $285,000.                                  unless he finds
                                          such two year                                                    comparable
                                          term ending.                                                     employment.

Michael J. Jeffries      1/1/98           Two year              Effective           Bonus and stock        If terminated
Executive Vice           (Renewed for     initial term          April 1, 2000,      option grants as       without cause,
President and Chief      additional       subject to            the                 determined by          entitled to
Financial Officer        two year         automatic             Compensation        Compensation           severance payment
                         period on        renewal, unless       Committee           Committee based        equal to twelve
                         1/1/00)          terminated at         increased base      on Osteotech's         months' base salary.
                                          least three           salary to           performance.
                                          months prior to       $242,000.
                                          such two year
                                          term ending.

James L. Russell,        12/18/97         Two year              Effective           Bonus and stock        If terminated
Ph.D.                    (Renewed for     initial term          April 1, 2000,      option grants as       without cause,
Executive Vice           additional       subject to            the                 determined by          entitled to
President, Chief         two year         automatic             Compensation        Compensation           severance payment
Scientific Officer       period on        renewal, unless       Committee           Committee based        equal to twelve
                         12/18/99)        terminated at         increased base      on Osteotech's         months' base salary.
                                          least three           salary to           performance.
                                          months prior to       $206,000.
                                          such two year
                                          term ending.

Richard Russo            4/1/99           Two year              Effective           Bonus and stock        If terminated
Executive Vice                            initial term          April 1, 2000,      option grants as       without cause,
President,                                subject to            the                 determined by          entitled to
Strategic Planning                        automatic             Compensation        Compensation           severance payment
and Business                              renewal, unless       Committee           Committee based        equal to twelve
Development                               terminated at         increased base      on Osteotech's         months' base salary.
                                          least three           salary to           performance.
                                          months prior to       $200,000.
                                          such two year
                                          term ending.


     In addition, all of the above named executive officers have entered into confidentiality and non-competition agreements with Osteotech.

                          CHANGE IN CONTROL AGREEMENTS

     In September, 1997, we entered into change in control agreements with certain officers including Richard W. Bauer, Michael J. Jeffries, James L. Russell and Richard Russo to assure that Osteotech will have their continued dedication as executives notwithstanding the possibility, threat or occurrence of a change in control of Osteotech. We entered into a similar agreement with Arthur A. Alfaro when he joined us in September, 1999. Under the change in control agreements, a change in control is defined as (i) a change in the Board of Directors of Osteotech such that a majority of the Board is made up of persons who were neither nominated nor appointed by incumbent Directors, (ii) the acquisition by any person of a majority of the outstanding voting securities of Osteotech, except if such acquisition is effected by Osteotech itself, by an employee benefit plan of Osteotech or pursuant to an offering by Osteotech of its voting securities, (iii) a merger or consolidation of Osteotech with another company such that neither Osteotech nor any of its subsidiaries will be the surviving entity, (iv) a merger or consolidation of Osteotech following which Osteotech or a previous subsidiary of Osteotech will be the surviving entity and a majority of the voting securities of Osteotech will be owned by a person or persons who were not beneficial owners of a majority of Osteotech's voting securities prior to such merger or consolidation, (v) a liquidation of Osteotech, or (vi) a sale or disposition by Osteotech of at least 80% of its assets.

     Under the agreements, for one (1) year after the occurrence of a change in control, each executive will remain in Osteotech's employ in the same position he held before the change in control and will be entitled to a base salary and benefits no less favorable than those in effect for such executive immediately preceding the change in control. In addition, upon a change in control, all unvested stock options held by each executive will vest and become exercisable immediately, notwithstanding anything to the contrary contained in the option certificates or any plan covering such options. If, however, the change in control arises from a merger or consolidation in which neither Osteotech nor any of its subsidiaries is the surviving entity or from the liquidation of Osteotech, each executive will instead be given a reasonable opportunity to exercise such options prior to the change in control and any such options not so exercised will terminate on the effective date of the change in control.

     Upon a change in control, each of the following executives is entitled to an additional payment equal to a given number (see table below), multiplied by
(i) the amount by which the payment per share received or to be received by the stockholders of Osteotech in connection with such change in control event exceeds $8.50, or (ii) if there is no such payment, the amount by which the average of the last reported sale price of Osteotech's Common Stock for the five
(5) trading days immediately preceding such change in control exceeds $8.50:

           Mr. Bauer..............................................       342,251
           Mr. Jeffries...........................................       169,013
           Dr. Russell............................................        84,507
           Mr. Russo..............................................        92,957

     Mr. Alfaro's agreement does not have a similar provision.

     The agreements also provide that if, after a change in control, an executive's employment is terminated for any reason, the executive will be entitled to receive all then accrued pay, benefits, executive compensation and fringe benefits, including pro rata bonus and incentive plan earnings through the date of his termination plus the amount of any compensation he previously deferred, in each case, to the extent theretofore unpaid. In addition, unless the executive's employment was terminated by the executive without good reason (as defined below) on or prior to the 180th day after the change in control event or by Osteotech for just cause (as defined in the agreement) on or prior to the 180th day after the change in control event, the executive will receive
(i) a payment equal to three (3) times his average annual gross income for the five (5) taxable years prior to the change in control event, plus interest, and
(ii) at Osteotech's expense, medical, health and disability benefits comparable to those he received prior to the change in control for a period of three (3) years following his termination. Furthermore, unless the executive's employment was terminated by the executive without good reason prior to the first anniversary of the change in control event or was terminated by Osteotech for just cause, the executive will also be entitled to (i) the balance of all pay, benefits, compensation and fringe benefits including (but not limited to) pro rata salary, bonus and incentive plan earnings payable through the first anniversary of the change in control event, and (ii) an office and reasonable secretarial and other services from Osteotech for one year from the date of his termination.

     For purposes of the change in control agreements, good reason includes (A) the assignment to the executive of duties which are not substantially of equal status, dignity and character as the duties performed immediately prior to the change in control, (B) the failure of Osteotech to provide full compensation as contemplated by the change in control agreement, (C) the relocation of the executive's office to a location more than fifteen miles from the location required immediately prior to the change in control, or his being required to travel to a much greater extent than required immediately prior to the change in control in order to perform duties of substantially equal status, dignity and character to those performed prior to the change in control, (D) the failure of a successor corporation to expressly assume and agree to perform Osteotech's obligations under the change in control agreement, provided such successor has received at least twenty (20) days prior written notice of such obligations, and
(E) the voluntary termination by the executive for any reason after the 180th day following the change in control. Except with respect to section (E), the determination that good reason exists requires that the employee make such determination in good faith, notify Osteotech of his or her position in writing and provide twenty (20) days for Osteotech to cure.

     Each of these agreements has an initial term of three (3) years and will automatically renew on each successive annual anniversary for an additional three (3) years, unless Osteotech gives the executive officer sixty (60) days notice prior to the anniversary date that it does not plan to renew such contract.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

     The graph below summarizes the total cumulative return experienced by Osteotech's stockholders during the five-year period ended December 31, 1999, compared to the Nasdaq Stock Market Index and the Dow Jones Medical Supplies Index. The changes for the periods shown in the graph and table are based on the assumption that $100.00 has been invested in Osteotech, Inc. common stock and in each index below on January 1, 1995 and that all cash dividends were reinvested.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

----------------------------------------------------------------------------------------------------------------------------
                                                                                   December 31,
                                           Jan. 1       --------------------------------------------------------------------
                                            1995           1995           1996          1997           1998          1999
                                        -------------   --------------------------------------------------------------------
Osteotech, Inc.                           $100.00         $160.00       $160.00         $622.86     $1,062.86       $458.57
Nasdaq Stock Market                       $100.00          104.36        171.84          209.85        290.17        531.74
Dow Jones Medical Supplies                $100.00          135.85        164.20          194.67        278.26        219.18
----------------------------------------------------------------------------------------------------------------------------


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


                                     -NONE-

                           PROPOSAL NO. 2 -- APPROVAL
                             OF THE 2000 STOCK PLAN

General

     On February 9, 2000, the Compensation Committee of Board of Directors adopted the 2000 Stock Plan (the "Stock Plan"), subject to stockholder approval. The Stock Plan provides for the grant of stock options and other stock-based awards to employees, officers, consultants, independent contractors and Directors providing services to Osteotech and its subsidiaries as determined by the Board of Directors or by a committee of Directors designated by the Board of Directors to administer the Stock Plan. If the Stock Plan is approved by stockholders, Osteotech will not grant any further options under its 1991 Stock Option Plan which expires in 2001. Osteotech intends to file a registration statement on Form S-8 covering the securities to be issued under the Stock Plan.

     The following summary of the Stock Plan is qualified in its entirety by reference to the full text of the Stock Plan, which is attached to this Proxy Statement as Exhibit A.

Summary of the Stock Plan

     Purpose. The purpose of the Stock Plan is to promote the interests of Osteotech and its stockholders by aiding Osteotech in attracting and retaining employees, officers, consultants, independent contractors and non-employee Directors capable of contributing to the future success of Osteotech, to offer such persons incentives to put forth maximum efforts for the success of Osteotech's business and to afford such persons an opportunity to acquire a proprietary interest in Osteotech.

     Administration. The Compensation Committee has been designated by the Board of Directors to administer the Stock Plan. The Compensation Committee will have full power and authority to determine when and to whom awards will be granted and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the Stock Plan. Subject to the provisions of the Stock Plan, the Compensation Committee may amend or waive the terms and conditions of an outstanding award. The Compensation Committee will have full authority to interpret the Stock Plan and establish rules and regulations for the administration of the Stock Plan. The Compensation Committee may delegate to one or more Directors or a committee of Directors, or the Board of Directors may exercise, the Compensation Committee's powers and duties under the Stock Plan.

     Eligibility. Any employee, officer, consultant, independent contractor or Director providing services to Osteotech and its subsidiaries will be eligible to be selected by the Compensation Committee to receive awards under the Stock Plan. As of December 31, 1999, there were approximately 350 persons who were eligible as a class to be selected by the Compensation Committee to receive awards under the Stock Plan.

     Number of Shares. The Stock Plan provides for the issuance of up to 1,000,000 shares of common stock, subject to adjustment in the event of a stock dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, issuance of warrants or other rights to purchase shares of common stock or other securities of Osteotech to all holders of common stock pro rata whether as a dividend or otherwise or other similar changes in the corporate structure or stock of Osteotech. Shares of common stock subject to awards under the Stock Plan which are not used or are forfeited because the terms and conditions of the awards are not met, or because the award terminates without delivery of any shares, may again be used for awards under the Stock Plan. Shares of common stock used by a participant as full or partial payment to Osteotech of the purchase price relating to an award, or in connection with the satisfaction of tax obligations relating to an award, will also be available for awards under the Stock Plan. The shares of common stock issued under the Stock Plan may be authorized but unissued shares or shares acquired on the open market or otherwise. The closing price of Osteotech's common stock on April 26, 2000 was $7.19.

     No participant may be granted stock options and any other award, the value of which is based solely on an increase in the price of the common stock, of more than 500,000 shares in the aggregate in any calendar year.

     Types of Awards and Certain Terms and Conditions. The types of awards that may be granted under the Stock Plan are stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, other stock grants, other stock-based awards and any combination thereof. The Stock Plan provides that all awards are to be evidenced by written agreements containing the terms and conditions of the awards. The Compensation Committee may not amend or discontinue any outstanding award without the consent of the holder of the award if such action would adversely affect the rights of the holder. Except as provided by the Stock Plan, awards will not be transferable other than to family members (as defined in the stock option agreement) through a gift or domestic relations order or by will or by the laws of descent and distribution. During the lifetime of a participant, an award may be exercised only by the participant to whom such award is granted or a permitted assignee. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by law. Generally, the consideration to be received by Osteotech for the grant of awards under the Stock Plan will be the participant's past, present or expected future contributions to Osteotech.

     Stock Options. Incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code ("Incentive Stock Options") and non-qualified options may be granted under the Stock Plan. The Compensation Committee will determine the exercise price of any option granted under the Stock Plan, provided however that the exercise price of Incentive Stock Options will be the fair market value of the Common Shares on the date of grant. Stock options will be exercisable at such times as the Compensation Committee determines. Stock options may be exercised in whole or in part by payment in full of the exercise price in cash or such other form of consideration as the Compensation Committee may specify, including delivery of shares of common stock having a fair market value on the date of exercise equal to the exercise price. The Compensation Committee may grant reload options when a participant pays the exercise price or tax withholding upon exercise of an option by using shares of common stock. The reload option would be for that number of shares surrendered or withheld.

     Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights exercisable at such times and subject to such conditions or restrictions as the Compensation Committee may determine. Upon exercise of a stock appreciation right by a holder, the holder is entitled to receive the excess of the fair market value of one share of common stock on the date of exercise over the fair market value of one share of common stock on the date of grant. The payment may be made in cash or shares of common stock, or other form of payment, as determined by the Compensation Committee.

     Restricted Stock and Restricted Stock Units. The Compensation Committee may grant shares of restricted stock and restricted stock units subject to such restrictions and terms and conditions as the Compensation Committee may impose. Shares of restricted stock granted under the Stock Plan will be evidenced by stock certificates, which will be held by Osteotech, and the Compensation Committee may, in its discretion, grant voting and dividend rights with respect to such shares. No shares of stock will be issued at the time of award of restricted stock units. A restricted stock unit will have a value equal to the fair market value of one share of common stock and may include, if so determined by the Compensation Committee, the value of any dividends or other rights or property received by stockholders after the date of grant of the restricted stock unit. The Compensation Committee has the right to waive any vesting requirements or to accelerate the vesting of restricted stock or restricted stock units.

     Performance Awards. A performance award will entitle the holder to receive payments upon the achievement of specified performance goals. The Compensation Committee will determine the terms and conditions of a performance award, including the performance goals to be achieved during the performance period, the length of the performance period and the amount and form of payment of the performance award. A performance award may be denominated or payable in cash, shares of stock or other securities, or other awards or property.

     Other Stock Grants. The Compensation Committee may otherwise grant shares of common stock as are deemed by the Compensation Committee to be consistent with the purpose of the Stock Plan. The Compensation Committee will determine the terms and conditions of such other stock grant.

     Other Stock-Based Awards. The Compensation Committee may grant other awards denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock as are deemed by the Compensation Committee to be consistent with the purpose of the Stock Plan. The Compensation Committee will determine the terms and conditions of such other stock-based award, including the consideration to be paid for shares of common stock or other securities delivered pursuant to a purchase right granted under such award. The value of such consideration shall be the fair market value of such shares or other securities as of the date such purchase right is granted.

     Duration, Termination and Amendment. Unless earlier discontinued or terminated by the Board of Directors, no awards may be granted under the Stock Plan after February 8, 2010. The Stock Plan permits the Board of Directors to amend, alter, suspend, discontinue or terminate the Stock Plan at any time, except that prior stockholder approval will be required for any amendment to the Stock Plan that requires stockholder approval under the rules or regulations of the Nasdaq Stock Market (SM) or any securities exchange that are applicable to Osteotech or that would cause Osteotech to be unable, under the Internal Revenue Code, to grant Incentive Stock Options under the Stock Plan.

Federal Tax Consequences

     The following is a summary of the principal federal income tax consequences generally applicable to awards under the Stock Plan.

     Stock Options and Stock Appreciation Rights. The grant of an option or stock appreciation right is not expected to result in any taxable income for the recipient. The holder of an Incentive Stock Option generally will have no taxable income upon exercising the Incentive Stock Option (except that a liability may arise pursuant to the alternative minimum tax), and Osteotech will not be entitled to a tax deduction when an Incentive Stock Option is exercised. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on the date of exercise over the exercise price, and Osteotech will be entitled at that time to a tax deduction for the same amount. Upon exercising a stock appreciation right, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and deductible by Osteotech. The tax consequence to an optionee upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an Incentive Stock Option or by exercising a non-qualified stock option or stock appreciation right. Generally, there will be no tax consequence to Osteotech in connection with disposition of shares acquired under an option, except that Osteotech may be entitled to a tax deduction in the case of a disposition of shares acquired under an Incentive Stock Option before the applicable Incentive Stock Option holding periods set forth in the Internal Revenue Code have been satisfied.

     Other Awards. With respect to other awards granted under the Stock Plan that are payable either in cash or shares of common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of such an award must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the shares of common stock received (determined as of the date of such receipt) over (b) the amount (if any) paid for such shares of common stock by the holder of the award, and Osteotech will be entitled at that time to a deduction for the same amount. With respect to an award that is payable in shares of common stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to the Internal Revenue Code, the holder of the award must recognize ordinary income equal to the excess of (i) the fair market value of the shares of common stock received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for such shares of common stock by the holder, and Osteotech will be entitled at that time to a tax deduction for the same amount.

     Satisfaction of Tax Obligations. Under the Stock Plan, the Compensation Committee may permit participants receiving or exercising awards, subject to the discretion of the Compensation Committee and upon such terms and conditions as it may impose, to surrender shares of common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant) to Osteotech to satisfy federal and state tax obligations. In addition, the Compensation Committee may grant, subject to its discretion, a cash bonus to a participant in order to provide funds to pay all or a portion of federal and state taxes due as a result of the exercise or receipt of (or lapse of restrictions relating to) an award. The amount of any such bonus will be taxable to the participant as ordinary income, and Osteotech will have a corresponding deduction equal to such amount (subject to the usual rules concerning reasonable compensation).

     Section 162(m) Requirements. The Stock Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code regarding the deductibility of executive compensation.

Board Recommendation and Stockholder Vote Required

     The Board of Directors recommends a vote FOR the Stock Plan as proposed. (Proposal No. 2 on the proxy card). The affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the proposal will be required for approval.


                   PROPOSAL NO. 3 -- RATIFICATION OF AUDITORS

     The Audit Committee of the Board of Directors approved the retention of PricewaterhouseCoopers LLP as Osteotech's independent auditors for the year ending December 31, 2000. PricewaterhouseCoopers LLP and its predecessor Coopers and Lybrand L.L.P. have served as Osteotech's independent auditors since 1987. Representatives of PricewaterhouseCoopers LLP will be available to answer questions and make statements at the annual meeting.

Board Recommendation and Stockholder Vote Required

     The Board of Directors recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as Osteotech's independent auditors for the year ending December 31, 2000 (Proposal No. 3 on the proxy card). The affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the proposal will be required for approval.

     If  the   appointment  is  not  ratified,   management  will  select  other
independent auditors. If the appointment is ratified, management reserves the right to appoint other independent auditors.


                          ANNUAL REPORT TO STOCKHOLDERS

     Osteotech's 1999 Annual Report to Stockholders accompanies this proxy statement.


                             STOCKHOLDERS' PROPOSALS

     In the event that a stockholder desires to have a proposal formally considered at the 2001 annual stockholders' meeting, and included in the proxy statement for that meeting, the proposal must comply with both the procedures identified by Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and be received in writing by Osteotech's Secretary on or before 5:00 P.M. Eastern Standard Time on January 7, 2001.


                                     GENERAL

     The expenses of preparing and mailing this proxy statement and the accompanying proxy card and the cost of solicitation of proxies will be borne by Osteotech. In addition to the use of mailings, proxies may be solicited by personal interview, telephone and telegraph, and by directors, officers and regular employees of Osteotech without special compensation therefore. Osteotech may retain Georgeson Shareholder Communications, Inc as proxy solicitors at an estimated fee of $7,500 which would be paid by Osteotech. Osteotech expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of Osteotech's common stock.

     Unless contrary instructions are indicated on the proxy card, all shares of common stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR all of the proposals described in this proxy statement.


                                  OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the annual meeting. If matters other than the foregoing should arise at the annual meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons named in the proxy card.

     Please complete, sign and date the enclosed proxy card, which is revocable as described herein, and mail it promptly in the enclosed postage-paid envelope.

                                           By Order of the Board of Directors,


                                           /s/ Michael J. Jeffries
                                           ------------------------------------
                                           MICHAEL J.  JEFFRIES
                                           Secretary

Dated:  May 8, 2000

                                                                       EXHIBIT A

                                 OSTEOTECH, INC.
                                 2000 STOCK PLAN


Section 1.  Purpose.

     The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and non- employee directors capable of contributing to the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

Section 2.  Definitions.

     As used in the Plan, the following terms shall have the meanings set forth below:

     (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

     (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Other Stock Grant or Other Stock-Based Award granted under the Plan.

     (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

     (d) "Board" shall mean the Board of Directors of the Company.

     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

     (f) "Committee" shall mean a committee of Directors designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code. The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

     (g) "Company" shall mean Osteotech, Inc., a Delaware corporation, and any successor corporation.

     (h) "Director" shall mean a member of the Board.

     (i) "Eligible Person" shall mean any employee, officer, consultant, independent contractor or Director providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person.

     (j) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares as of a given date shall be, if the Shares are then quoted on the Nasdaq Stock Market (SM), the closing sales price as reported on the Nasdaq Stock Market (SM) on such date or, if the Nasdaq Stock Market (SM) is not open for trading on such date, on the most recent preceding date when it is open for trading.

     (k) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

     (l) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

     (m) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option, and shall include Reload Options.

     (n) "Other Stock Grant" shall mean any right granted under Section 6(e) of the Plan.

     (o) "Other Stock-Based Award" shall mean any right granted under Section 6(f) of the Plan.

     (p) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

     (q) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

     (r)  "Person"  shall  mean  any   individual,   corporation,   partnership,
association or trust.

     (s) "Plan" shall mean the Osteotech, Inc. Stock Plan, as amended from time to time, the provisions of which are set forth herein.

     (t) "Reload Option" shall mean any Option granted under Section 6(a)(iv) of the Plan.

     (u) "Restricted Stock" shall mean any Shares granted under Section 6(c) of the Plan.

     (v) "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

     (w) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

     (x) "Shares" shall mean shares of Common Stock, $.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

     (y) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

Section 3.  Administration.

     (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock, Restricted Stock Units or other Awards; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, promissory notes, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

     (b) Delegation. The Committee may delegate its powers and duties under the Plan to one or more Directors or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion.

     (c) Power and Authority of the Board of Directors. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4.  Shares Available for Awards.

     (a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 1,000,000 and shall be subject to adjustment as provided herein and subject to the provisions of Section 422 or 424 of the Code or any successor provision. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares acquired in the open market or otherwise. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

     (b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

     (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, issuance of warrants or other rights to purchase Shares or other securities of the Company to all holders of common stock pro rata whether as a dividend or otherwise or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

     (d) Award Limitations Under the Plan. No Eligible Person may be granted any Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 500,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Award or Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

Section 5.  Eligibility.

     Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.  Awards.

     (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

     (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee, in its discretion; provided, however, that such purchase price of Incentive Stock Options shall be the Fair Market Value of a Share on the date of grant of such Option.

     (ii) Option Term. The term of each Option shall be fixed by the Committee.

     (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

     (iv) Reload Options. The Committee may grant Reload Options, separately or together with another Option, pursuant to which, subject to the terms and conditions established by the Committee, the Participant would be granted a new Option when the payment of the exercise price of a previously granted option is made by the delivery of Shares owned by the Participant pursuant to Section 6(a)(iii) of the Plan or the relevant provisions of another plan of the Company, and/or when Shares are tendered or withheld as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of an Option, which new Option would be an Option to purchase the number of Shares not exceeding the sum of (A) the number of Shares so provided as consideration upon the exercise of the previously granted option to which such Reload Option relates and (B) the number of Shares, if any, tendered or withheld as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the option to which such Reload Option relates pursuant to the relevant provisions of the plan or agreement relating to such option. Reload Options may be granted with respect to Options previously granted under the Plan or any other stock option plan of the Company or may be granted in connection with any Option granted under the Plan or any other stock option plan of the Company at the time of such grant. Such Reload Options shall have a per share exercise price as determined by the Committee in the grant of such Option. Any Reload Option shall be subject to availability of sufficient Shares for grant under the Plan.

     (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, in the grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

     (c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

     (i)Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a waiver by the Participant of the right to vote or to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

     (ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.

     (iii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holders of the Restricted Stock Units.

     (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

     (e) Other Stock Grants. The Committee is hereby authorized, subject to the terms of the Plan and any applicable Award Agreement, to grant to Participants Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

     (f) Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants subject to the terms of the Plan and any applicable Award Agreement, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares
(including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this
Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), as the Committee shall determine in connection with such Award.

     (g) General.

     (i) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

     (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

     (iii) Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents with respect to installment or deferred payments.

     (iv) Limits on Transfer of Awards. No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, transfer Options (other than Incentive Stock Options) or designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

     (v) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

     (vi) Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be affixed to reflect such restrictions. If any securities of the Company are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

Section 7.  Amendment and Termination; Adjustments.

     (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

     (i) would violate the rules or regulations of the Nasdaq Stock Market (SM) or any securities exchange that are applicable to the Company; or

     (ii) would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

     (b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in the Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.

     (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8.  Income Tax Withholding; Tax Bonuses.

     (a) Withholding. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

     (b) Tax Bonuses. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

Section 9.  General Provisions.

     (a) No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

     (b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

     (c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     (d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

     (e) Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Delaware.

     (f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

     (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

     (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.  Effective Date of the Plan.

     The Plan shall be effective as of February 9, 2000, subject to approval by the shareholders of the Company within one year thereafter.

Section 11.  Term of the Plan.

     No Award shall be granted under the Plan after February 8, 2010 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date.

                                 OSTEOTECH, INC.
                                      PROXY
                                  COMMON STOCK

                          ANNUAL MEETING: JUNE 8, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Richard W. Bauer and Michael J. Jeffries, and each of them, to act as proxies with full power of substitution in each of them, are hereby authorized to represent and to vote, as designated herein, upon the following proposals and in the discretion of the proxies on such other matters as may properly come before the Annual Meeting of Stockholders of Osteotech, Inc. to be held at the Sheraton Eatontown Hotel and Conference Center, 6 Industrial Way East, Eatontown, New Jersey 07724 on Thursday, June 8, 2000 at 9:00 A.M. or any adjournment(s), postponement(s) or other delay(s) thereof (the "Annual Meeting"), all shares of common stock of Osteotech to which the undersigned is entitled to vote at the Annual Meeting. The following proposals are more fully described in the Notice of Annual Meeting and Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

     UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3 AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSALS 1, 2 AND 3.

(Continued and to be dated and signed on the reverse side.)

                                                          OSTEOTECH, INC.
                                                          51 JAMES WAY
                                                          EATONTOWN, NJ 07724

1.   To elect seven (7)      FOR all nominees [_]  WITHHOLD AUTHORITY       [_]
     directors.              listed below.         for all nominees listed below

     Nominees: Arthur A. Alfaro, Richard W. Bauer, Kenneth P. Fallon, III, Michael J. Jeffries, Donald D. Johnston, John Phillip Kostuik M.D., FRCS(C) and Stephen J. Sogin, Ph.D. (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

Exceptions:  ___________________________________________________________________

2.   To approve the 2000 Stock Plan.

     FOR [_]                    AGAINST [_]                      ABSTAIN [_]

3. To ratify the appointment of PricewaterhouseCoopers LLP as Osteotech's independent auditors for the year ending December 31, 2000.

     FOR [_]                    AGAINST [_]                      ABSTAIN [_]

4.   To  transact  such other  business as may  properly  come before the Annual
     Meeting.

                                          PLEASE  CHECK  THIS BOX  IF YOU EXPECT
                                          TO  ATTEND  THE   ANNUAL   MEETING  IN
                                          PERSON. [_]

                                          (Please  sign  exactly as name appears
                                          to  the  left,  date  and  return.  If
                                          shares are held by joint tenants, both
                                          should   sign.   When  signing  as  an
                                          attorney,   executor,   administrator,
                                          trustee or guardian,  please give full
                                          title  as  such.  If  a   corporation,
                                          please sign in full  corporate name by
                                          president or other authorized officer.
                                          If  a  partnership,   please  sign  in
                                          partnership    name   by    authorized
                                          person.)

                                          Please Date:  ________________________

                                          Sign Here:  __________________________

                                          --------------------------------------
                                                  Signature (if held jointly)

                                          Capacity  (Title or Authority,   i.e.,
                                          President,     Partner,      Executor,
                                          Trustee)  Votes must  be  indicated in
                                          Black or Blue ink.

PLEASE SIGN AND DATE AND RETURN YOUR PROXY TODAY

                                                                      Appendix I

                                 OSTEOTECH, INC.
                                 2000 STOCK PLAN


Section 1.  Purpose.

     The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and non-employee directors capable of contributing to the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

Section 2.  Definitions.

     As used in the Plan, the following terms shall have the meanings set forth below:

     (a) "Affiliate" shall mean (i) any person or entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and
(ii) any person or entity in which the Company has a significant equity interest, in each case as determined by the Committee.

     (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Other Stock Grant or Other Stock-Based Award granted under the Plan.

     (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

     (d) "Board" shall mean the Board of Directors of the Company.

     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

     (f) "Committee" shall mean a committee of Directors designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code. The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

     (g) "Company" shall mean Osteotech, Inc., a Delaware corporation, and any successor corporation.

     (h) "Director" shall mean a member of the Board.

     (i) "Eligible Person" shall mean any employee, officer, consultant, independent contractor or Director providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person.

     (j) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares as of a given date shall be, if the Shares are then quoted on the Nasdaq Stock Market sm, the closing sales price as reported on the Nasdaq Stock Market sm on such date or, if the Nasdaq Stock Market sm is not open for trading on such date, on the most recent preceding date when it is open for trading.

     (k) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

     (l) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

     (m) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option, and shall include Reload Options.

     (n) "Other Stock Grant" shall mean any right granted under Section 6(e) of the Plan.

     (o) "Other Stock-Based Award" shall mean any right granted under Section 6(f) of the Plan.

     (p) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

     (q) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

     (r)  "Person"  shall  mean  any   individual,   corporation,   partnership,
association or trust.

     (s) "Plan" shall mean the Osteotech, Inc. Stock Plan, as amended from time to time, the provisions of which are set forth herein.

     (t) "Reload Option" shall mean any Option granted under Section 6(a)(iv) of the Plan.

     (u) "Restricted Stock" shall mean any Shares granted under Section 6(c) of the Plan.

     (v) "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

     (w) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

     (x) "Shares" shall mean shares of Common Stock, $.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

     (y) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

Section 3.  Administration.

     (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock, Restricted Stock Units or other Awards; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, promissory notes, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

     (b) Delegation. The Committee may delegate its powers and duties under the Plan to one or more Directors or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion.

     (c) Power and Authority of the Board of Directors. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4.  Shares Available for Awards.

     (a) Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 1,000,000 and shall be subject to adjustment as provided herein and subject to the provisions of Section 422 or 424 of the Code or any successor provision. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares acquired in the open market or otherwise. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

     (b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

     (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, issuance of warrants or other rights to purchase Shares or other securities of the Company to all holders of common stock pro rata whether as a dividend or otherwise or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

     (d) Award Limitations Under the Plan. No Eligible Person may be granted any Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 500,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Award or Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

Section 5.  Eligibility.

     Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.  Awards.

     (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

          (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee, in its discretion; provided, however, that such purchase price of Incentive Stock Options shall be the Fair Market Value of a Share on the date of grant of such Option.

          (ii)Option Term. The term of each Option shall be fixed by the Committee.

          (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

          (iv)Reload Options. The Committee may grant Reload Options, separately or together with another Option, pursuant to which, subject to the terms and conditions established by the Committee, the Participant would be granted a new Option when the payment of the exercise price of a previously granted option is made by the delivery of Shares owned by the Participant pursuant to Section 6(a)(iii) of the Plan or the relevant provisions of another plan of the Company, and/or when Shares are tendered or withheld as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of an Option, which new Option would be an Option to purchase the number of Shares not exceeding the sum of (A) the number of Shares so provided as consideration upon the exercise of the previously granted option to which such Reload Option relates and (B) the number of Shares, if any, tendered or withheld as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the option to which such Reload Option relates pursuant to the relevant provisions of the plan or agreement relating to such option. Reload Options may be granted with respect to Options previously granted under the Plan or any other stock option plan of the Company or may be granted in connection with any Option granted under the Plan or any other stock option plan of the Company at the time of such grant. Such Reload Options shall have a per share exercise price as determined by the Committee in the grant of such Option. Any Reload Option shall be subject to availability of sufficient Shares for grant under the Plan.

     (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, in the grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

     (c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

          (i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a waiver by the Participant of the right to vote or to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

          (ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.

          (iii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holders of the Restricted Stock Units.

     (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

     (e) Other Stock Grants. The Committee is hereby authorized, subject to the terms of the Plan and any applicable Award Agreement, to grant to Participants Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

     (f) Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants subject to the terms of the Plan and any applicable Award Agreement, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares
(including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this
Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), as the Committee shall determine in connection with such Award.

     (g) General.

          (i) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

          (ii)Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

          (iii) Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents with respect to installment or deferred payments.

          (iv) Limits on Transfer of Awards. No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a
     Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, transfer Options (other than Incentive Stock Options) or designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

          (v)Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

          (vi)Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be affixed to reflect such restrictions. If any securities of the Company are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

Section 7.  Amendment and Termination; Adjustments.

     (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

          (i) would violate the rules or regulations of the Nasdaq Stock Market sm or any securities exchange that are applicable to the Company; or

          (ii)would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

     (b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in the Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.

     (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8.  Income Tax Withholding; Tax Bonuses.

     (a) Withholding. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

     (b) Tax Bonuses. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

Section 9.  General Provisions.

     (a) No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

     (b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

     (c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     (d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

     (e) Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Delaware.

     (f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

     (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

     (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.  Effective Date of the Plan.

     The Plan shall be effective as of February 9, 2000, subject to approval by the shareholders of the Company within one year thereafter.

Section 11.  Term of the Plan.

     No Award shall be granted under the Plan after February 8, 2010 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date.